                                                                    EXHIBIT 10.4
                              AGREEMENT OF PARENT

         THIS AGREEMENT OF PARENT (this "AGREEMENT") is made and entered into as of this 29th day of January, 1997, by and among Future Petroleum Corporation, a Utah corporation ("PARENT"), Future Acquisition 1995, Ltd., a Texas limited partnership (the "PARTNERSHIP"), Energy Capital Investment Company PLC, an English investment company ("ENERGY PLC"), and EnCap Equity 1994 Limited Partnership, a Texas limited partnership ("ENCAP LP").

                                   RECITALS:

         A. Reference is herein made to that certain Agreement of Limited Partnership of the Partnership dated as of December 13, 1995, as amended by that certain letter agreement dated as of April 18, 1996 (collectively, the "ORIGINAL AGREEMENT"). Future Petroleum Corporation, a Texas corporation and a wholly-owned subsidiary of Parent ("SUBSIDIARY"), is the sole general partner of the Partnership and Energy PLC and EnCap LP are the limited partners of the Partnership.

         B. Reference is herein made to that certain Guaranty Agreement dated as of December 13, 1995 (the "GUARANTY"), executed by Parent in favor of the Partnership and the Limited Partners, whereby Parent guaranteed the prompt, complete and full payment when due of certain obligations of Subsidiary under the Original Agreement as more particularly described therein.

         C. Subsidiary, Energy PLC and EnCap LP have determined that it is in their mutual best interests to amend and restate the Original Agreement by executing and delivering that certain First Amended and Restated Agreement of Limited Partnership dated as of even date herewith (the "FIRST AMENDED AGREEMENT") to reflect, among other things, (i) the acquisition by the Partnership of certain oil, gas and mineral leases located in Moore County, Texas (the "ACQUISITION"), and (ii) the agreement of the parties with respect to the ownership by the Partnership of such leases.

         D. Parent hereby acknowledges and agrees that (i) the execution and delivery by Subsidiary, Energy PLC and EnCap LP of the First Amended Agreement and the Acquisition can reasonably be expected to be of benefit to Parent, (ii) the execution and delivery by Parent of this Agreement can reasonably be expected to be of benefit to Subsidiary, and (iii) Energy PLC and EnCap LP would not be willing to execute and deliver the First Amended Agreement and make the additional capital contributions pursuant thereto with respect to the Acquisition without the execution and delivery by Parent of this Agreement, and Parent is executing and delivering this Agreement to induce the Limited Partners to execute and deliver the First Amended Agreement and make such additional capital contributions.

                                   AGREEMENT:

         NOW, THEREFORE, in view of the foregoing Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Parent hereby agrees as follows with, and for the benefit of, the Partnership, Energy PLC and EnCap LP:

         SECTION 1.       AMENDMENT TO AND RATIFICATION OF THE GUARANTY.

         (a)     The parties hereto agree that:

                 (i) The reference in the Guaranty to the "Partnership Agreement" shall be amended to refer to the First Amended Agreement.

                 (ii) The first sentence of Section 1 of the Guaranty shall be amended to read as follows:

                 "The undersigned hereby irrevocably, absolutely and unconditionally guarantees to the Partnership and the Limited Partners the prompt, complete and full payment when due, of all sums that become due and payable by the General Partner under Section 3.1(c) of the Partnership Agreement with respect to LOPC Overrun Costs and Taylor LOPC Overrun Costs."

         (b) Parent hereby acknowledges the execution and delivery of the First Amended Agreement and hereby affirms (i) that the Guaranty, as amended pursuant to subsection (a) above, remains in full force and effect, and (ii) that the Guaranty, as amended pursuant to subsection (a) above, is ratified and confirmed in all respects.

         SECTION 2. ISSUANCE OF PARENT COMMON STOCK. Contemporaneously with the execution and delivery of the First Amended Agreement by Subsidiary, Energy PLC and EnCap LP, Parent agrees to deliver to Energy PLC and EnCap LP stock certificate(s) evidencing the number of shares of common stock of the Parent, $0.01 par value per share ("COMMON STOCK") opposite their respective names below:

                 Energy PLC                        100,000

                 EnCap LP                          100,000

         SECTION 3. PIGGYBACK REGISTRATION RIGHTS. If Parent proposes to register any of its securities under the Securities Act other than (a) under employee compensation or benefit programs or (b) an exchange offer or an offering of securities solely to the existing stockholders or employees of Parent, and the registration form to be used may be used for the registration of Registrable Securities, Parent will give prompt written notice to Holders of Registrable Securities and Warrant Holders of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which Parent has received written requests for inclusion therein within 15 days after the receipt of Parent's notice (a "PIGGYBACK REGISTRATION"). Parent shall use its reasonable best efforts to cause the managing underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included





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in the registration statement (or registration statements) for such offering to be included therein on the same terms and conditions as any similar securities of Parent included therein. Notwithstanding the foregoing, if Parent gives notice of such a proposed registration, the total number of Registrable Securities which shall be included in such registration shall be reduced pro rata to such number, if any, as in the reasonable opinion of the managing underwriters of such offering would not adversely affect the marketability or offering price of all of the securities proposed to be offered by Parent in such offering; provided however, that (x) if such Piggyback Registration is incident to a primary registration on behalf of Parent, and to the extent not prohibited by any written registration rights agreements existing on the date hereof, the securities to be included in the registration statement (or registration statements) for any person other than the Holders and Parent shall be first reduced prior to any such pro rata reduction, and (y) if such Piggyback Registration is incident to a secondary registration on behalf of holders of securities of Parent and to the extent not prohibited by any written registration rights agreements existing on the date hereof, the securities to be included in the registration statement (or registration statements) for any person not exercising "demand" registration rights other than the Holders shall be first reduced prior to any such pro rata reduction.

         SECTION 4.       REGISTRATION PROCEDURES.

         (a) Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to Section 3, Parent will as expeditiously as possible:

                 (i) effect registration under the Securities Act of the Registrable Securities which Parent has been requested to register hereunder, and use its reasonable best efforts to cause such registration statement to become effective (provided, that before filing a registration statement or prospectus or any amendments or supplements thereto, Parent will furnish copies of all such documents proposed to be filed to any holder of Registrable Securities covered by such registration statement);

                 (ii) notify each seller of Registrable Securities requesting registration promptly after Parent shall receive notice thereof of the time when such registration statement has been filed;

                 (iii) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including, without limitation, each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;





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                 (iv)     use its reasonable best efforts to register or
         qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions within the United States as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that Parent will not be required to qualify generally to do business or subject itself to any general service of process in any jurisdiction where it is otherwise not then so subject);

                 (v) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event which requires the making of any change in the prospectus included in such registration statement so that such document will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of any such seller, Parent will prepare a supplement or amendment to such prospectus so that such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                 (vi) use its reasonable best efforts to cause all such Registrable Securities to be listed on each securities exchange or exchanges, automated quotation system or over-the-counter market upon which securities of Parent of the same class are then listed;

                 (vii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission;

                 (viii) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the disqualification of any common stock included in such registration statement for sale in any jurisdiction, Parent will use its reasonable best efforts promptly to obtain the withdrawal of such order; and

                 (ix) use its reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Sellers thereof to consummate the disposition of such Registrable Securities.

         (b) Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to Section 3, each holder of Registrable Securities (including





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Registrable Securities in any registration statement filed pursuant to this
Agreement) will be deemed to have agreed as follows:

                 (i) upon receipt of any notice from Parent of the happening of any event of the kind described in Section 4(a)(v), the holders of Registrable Securities will forthwith discontinue disposition of any Registrable Securities until the holders of Registrable Securities receive copies of the supplemented or amended prospectus contemplated by Section 4(a)(v), or until they are advised in writing by Parent that the use of the applicable prospectus may be resumed, and they have received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus (it being the agreement of the parties hereto, however, that the obligation of Parent with respect to maintaining the subject registration statement current and effective shall be extended by a period of days equal to the period the holders of Registrable Securities are required by this Section 4(b)(i) to discontinue disposition of such Registrable Securities); and

                 (ii) furnish to Parent such information regarding each holder, the Registrable Securities held by such holder and the intended method of disposition thereof as Parent shall reasonably request and as shall be reasonably required in connection with the preparation of the applicable registration statement and other actions taken by Parent under this Agreement, and it shall be a condition precedent to the obligation of Parent to take any action pursuant to this Agreement in respect of the Registrable Securities that such information has been furnished to Parent by the holders of Registrable Securities.

         SECTION 5. EXPENSES OF REGISTRATION. Parent shall pay all Registration Expenses in connection with each registration effected pursuant to
Section 3 and, in any event, shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal and accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by Parent are then listed. All Selling Expenses incurred in connection with a registration effected pursuant to the terms hereof shall be borne by the seller or sellers of Registrable Securities pro rata based upon the number of Registrable Securities included in such registration.

         SECTION 6.       INDEMNIFICATION.

         (a) Parent shall indemnify and hold harmless, with respect to any registration statement filed by it, to the full extent permitted by law, each holder of Registrable Securities covered by such registration statement, and each other Person, if any, who controls such holder within the meaning of
Section 15 of the Securities Act (collectively, "HOLDER INDEMNIFIED PARTIES") against all losses, claims, damages, liabilities and expenses, joint or several to which any such Holder





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


Indemnified Party may become subject under the Securities Act, the Exchange Act, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which such Registrable Securities were included as contemplated hereby or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if Parent shall have filed with the Commission any amendment thereof or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by Parent of any federal, state or common law rule or regulation applicable to Parent and relating to action of or inaction by Parent in connection with any such registration; and in each such case, Parent shall reimburse each such Holder Indemnified Party for any reasonable legal or other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, expense, action or proceeding; provided, however, that Parent shall not be liable to any such Holder Indemnified Party in any such case to the extent, that any such loss, claim, damage, liability or expense (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment thereof or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to Parent by or on behalf of any such Holder Indemnified Party for use in the preparation thereof. Such indemnity and reimbursement of expenses and other obligations shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties and shall survive the transfer of such securities by such Holder Indemnified Parties.

         (b) Each holder of Registrable Securities participating in any registration hereunder shall severally (and not jointly or jointly and severally) indemnify and hold harmless, to the fullest extent permitted by law, Parent, its directors, officers, employees and agents, and each Person who controls Parent (within the meaning of Section 15 of the Securities Act) (collectively, "PARENT INDEMNIFIED PARTIES") against all losses, claims, damages, liabilities and expenses to which any Parent Indemnified Party may become subject under the Securities Act, the Exchange Act, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which such holder's Registrable Securities were included or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged





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untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if Parent shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading to the extent in the cases described in clauses (i) and (ii), that such untrue statement or omission was furnished in writing by such holder for use in the preparation thereof, or
(iii) any violation by such holder of any federal, state or common law rule or regulation applicable to such holder and relating to action of or inaction by such holder in connection with any such registration; and in each such case, such holder shall reimburse each such Parent Indemnified Party for any reasonable legal or other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, expense, action or proceeding. Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of the Parent Indemnified Parties (except as provided above) and shall survive the transfer of such securities by such holder.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) of written notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing with respect to which a claim for indemnification may be made pursuant to this Section 6, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the threat or commencement thereof; provided, however, that the failure to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. If any such claim or action referred to under subsection (a) or (b) is brought against any indemnified party and it then notifies the indemnifying party of the threat or commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense of any such claim or action, the indemnifying party shall not be liable to such indemnified party under this Section 6 for any legal expenses of counsel or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless the indemnifying party has failed to assume the defense of such claim or action or to employ counsel reasonably satisfactory to such indemnified party. Under no circumstances will the indemnifying party be obligated to pay the fees and expenses of more than one law firm for all indemnified parties. The indemnifying party shall not be required to indemnify the indemnified party with respect to any amounts paid in settlement of any action, proceeding or investigation entered into without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. No indemnifying party shall consent to the entry of any judgment or enter into any settlement without the consent of the indemnified party unless (i) such judgment or settlement





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does not impose any obligation or liability upon the indemnified party other than the execution, delivery or approval thereof, and (ii) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a full release and discharge from all liability in respect of such claim for all persons that may be entitled to or obligated to provide indemnification or contribution under this Section 6.

         (d) Indemnification similar to that specified in the preceding subsections of this Section 6 (with appropriate modifications) shall be given by Parent and each seller of Registrable Securities with respect to any required registration or qualification of securities under any state securities or blue sky laws.

         (e) If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) referred to in subsection (a) or (b) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements, omissions, actions or inactions which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party, any action or inaction by any such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission, action or inaction. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) pursuant to this subsection (e) shall be deemed to include, without limitation, any reasonable legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in subsection (c) if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this subsection (e). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this subsection (e) of written notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing with respect to which a claim for contribution may be made against an indemnifying party under this subsection (e), such indemnified party shall, if a claim for contribution in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party in writing of the commencement thereof (if the notice specified in subsection (c) has not been given with respect to such action); provided, however, that the failure to so notify the indemnifying party shall not relieve it from any obligation to provide contribution which it may have to any





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indemnified party under this subsection (e) except to the extent that the indemnifying party is actually prejudiced by the failure to give notice.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this paragraph were determined by pro rata allocation or by any other method of allocation which does not take account the equitable considerations referred to in the immediately preceding paragraph.

         If indemnification is available under this Section 6, the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in subsections (a) and (b), without regard to the relative fault of said indemnifying party or any other equitable consideration provided for in this subsection. The provisions of this subsection shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract, shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party, and shall survive the transfer of securities by any such party.

         (f) In connection with any underwritten offering contemplated by this Agreement which includes Registrable Securities, Parent and all sellers of Registrable Securities included in any registration statement shall agree to customary provisions for indemnification and contribution (consistent with the other provisions of this Section 6) in respect of losses, claims, damages, liabilities and expenses of the underwriters of such offering.

         SECTION 7. RULE 144. Parent covenants to each Holder that, to the extent that Parent shall be required to do so under the Exchange Act, Parent shall (a) timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including, but not limited to, the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)
(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder, and (b) take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, Parent shall deliver to such Holder a written statement as to whether it has complied with such requirements.

         SECTION 8.       DEFINITIONS, REFERENCES AND CONSTRUCTION.

         (a) When used in this Agreement, the following terms shall have the respective meanings assigned to them in this Section 8 or in the sections, subsections or other subdivisions referred to below:





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         "AGREEMENT" shall mean this Parent Agreement, as hereafter changed, modified or amended in accordance with the terms hereof.

         "COMMISSION" shall mean the Securities and Exchange Commission (or any successor body thereto).

         "COMMON STOCK" shall have the meaning assigned to it in Section 2.

         "ENCAP LP" shall have the meaning assigned to it in the introductory paragraph hereof.

         "ENERGY PLC" shall have the meaning assigned to it in the introductory paragraph hereof.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated under such Act.

         "FIRST AMENDED AGREEMENT" shall have the meaning assigned to it in Paragraph C of the Recitals hereto.

         "GUARANTY" shall have the meaning assigned to it in Paragraph B of the Recitals hereto.

         "HOLDER" shall mean any Person that holds Registrable Securities.

         "HOLDER INDEMNIFIED PARTIES" shall have the meaning assigned to it in
Section 7(a).

         "ORIGINAL AGREEMENT" shall have the meaning assigned to it in Paragraph A of the Recitals hereto.

         "PARENT" shall have the meaning assigned to it in the introductory paragraph hereof.

         "PARTNERSHIP" shall have the meaning assigned to it in the introductory paragraph hereof.

         "PERSON" shall mean any individual, corporation, partnership, joint venture, limited partnership, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "PIGGYBACK REGISTRATION" shall have the meaning assigned to it in
Section 4.

         "REGISTRABLE SECURITIES" shall mean (i) the shares of Common Stock issued pursuant to this Agreement, (ii) the Warrant Shares and (iii) any securities issued or issuable with respect to the shares of Common Stock or Warrant Shares by way of a stock dividend or stock split or





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


in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization.

         "REGISTRATION EXPENSES" shall mean all expenses incident to Parent's performance of or compliance with the registration rights granted hereunder, including (without limitation) all registration and filing fees, fees and expenses of compliance with securities and blue sky laws, printing and engraving expenses, messenger, telephone and delivery expenses, and fees and disbursements of counsel for Parent, all independent certified public accountants and underwriters (excluding discounts and commissions); provided, that Registration Expenses shall not include any Selling Expenses.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and all rules and regulations under such Act.

         "SELLING EXPENSES" shall mean underwriting discounts or commissions, any selling commissions and stock transfer taxes attributable to sales of Registrable Securities and the fees and expenses of counsel for any Holder.

         "SUBSIDIARY" shall have the meaning assigned to it in Paragraph A of the Recitals hereto.

         "WARRANTS" shall mean the following: (i) Stock Purchase Warrant dated as of December 13, 1995, executed by Parent in favor of Energy PLC, entitling Energy PLC to purchase 93,808 shares of Common Stock on the terms and conditions set forth therein; (ii) Stock Purchase Warrant dated as of December 13, 1995, executed by Parent in favor of EnCap LP, entitling EnCap LP to purchase 156,192 shares of Common Stock on the terms and conditions set forth therein; (iii) Stock Purchase Warrant dated as of April 18, 1996, executed by Parent in favor of Energy PLC, entitling Energy PLC to purchase 14,071 shares of Common Stock on the terms and conditions set forth therein; and (iv) Stock Purchase Warrant dated as of April 18, 1996, executed by Parent in favor of EnCap LP, entitling EnCap LP to purchase 23,429 shares of Common Stock on the terms and conditions set forth therein.

         "WARRANT HOLDER" shall mean (i) an holder of a Warrant or (ii) any holder of Warrant Shares.

         "WARRANT SHARES" shall mean the shares of Common Stock issued upon exercise of the Warrants.

         (b) All references in this Agreement to sections, subsections and other subdivisions refer to corresponding sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded





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in construing the language contained herein.  The words "this Agreement", "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender.

         SECTION 9. NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally or sent by reputable express courier service (charges prepaid), or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, or sent by telefax, to the parties at the following address (or to such other address or to the attention of such other person as the recipient party has specified by prior like notice to the sending party):

         If to Parent:

                                 Future Petroleum Corporation
                                 2351 West Northwest Highway
                                 Dallas, Texas  75220
                                 Telecopier No.:  (214)350-8382
                                 Attention:  Carl Price


         If to the Partnership:

                                 Future Acquisition 1995, Ltd.
                                 2351 West Northwest Highway
                                 Dallas, Texas  75220
                                 Telecopier No.:  (214)350-8382
                                 Attention:  Carl Price


         If to Energy PLC or EnCap LP:

                                 c/o EnCap Investments L.C.
                                 1100 Louisiana
                                 Suite 3150
                                 Houston, Texas  77002
                                 Telecopier No.:  (713)659-6130
                                 Attention:  Gary R. Petersen, Managing Director





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         SECTION 10.  MARKET STANDOFF AGREEMENT.  In order to facilitate the possibility of future public offerings of securities of Parent, the Holders agree that the shares of Common Stock issued pursuant to this Agreement will not be resold during a period commencing 30 days preceding the filing by the Parent of a registration statement under the Securities Act for a public offering for cash by Parent of its Common Stock or securities convertible into or exercisable or exchangeable for its Common Stock and continuing until the earlier of the abandonment of the proposed public offering or 30 days following the date of the last closing in the public offering period, but not to exceed, in any event, 120 days, except to the extent such shares are included in such registration. Certificates representing the shares of Common Stock issued pursuant to this Agreement will bear a legend noting the foregoing restriction. Holders of such securities also agree that they will cooperate with Parent in providing reasonable written assurances respecting the foregoing to the underwriter of any such public offering. Holders agree that during the above restricted period they will not directly or indirectly sell, offer to sell, contract to sell (including without limitation any short sale), grant an option to purchase or otherwise transfer of dispose of (other than donees who agree to be similarly bound) shares of Common Stock issued pursuant to this Agreement at any time during such period except securities included in such registration.
In order to enforce the foregoing covenant, Parent may impose stop-order instructions with respect to such shares of Common Stock held by each Holder, which shall be binding upon any assignee or successor of such Holder (and the shares or securities of every other person subject to the foregoing restriction), until the end of the restricted period.

         SECTION 11.  REPRESENTATIONS AND WARRANTIES.

         (a) Each party hereto hereby severally represents and warrants to the other parties hereto as follows:

                 (i) It is duly organized and validly existing under the laws of its state of formation.

                 (ii) It has all requisite power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

                 (iii) The execution, delivery and performance of this Agreement are within its powers and do not (A) contravene or violate any provisions of its charter or other governing documents, as amended to the date hereof, or (B) contravene or result in any breach of or constitute a default under any applicable law, rule or regulation or any loan, note or other agreement or instrument to which it is a party or by which it or any of its properties are bound.





                                        13
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                 (iv)     No consent, approval, authorization, or order of any
         court or governmental agency or authority or of any third party which has not been obtained is required in connection with the execution, delivery and performance by it of this Agreement.

                 (v) When delivered to the other parties hereto, this Agreement will be duly and validly executed by it and will be binding upon it in accordance with the terms hereof.

         (b) Each of Energy PLC and EnCap LP hereby severally represents and warrants to Parent as follows:

                 (i) It is acquiring the shares of Common Stock being issued to it pursuant to this Agreement as an investment and not with a view to the resale or other distribution to the public.

                 (ii) It is an "accredited investor," as such term is defined in Regulation D promulgated by the Commission pursuant to the Securities Act.

         (c) Parent hereby represents and warrants to Energy PLC and EnCap LP that the shares of Common Stock issued pursuant to this Agreement have been duly authorized for issuance and, when issued and delivered pursuant to the terms hereof, will have been validly issued, fully paid and nonassessable.

         SECTION 12.      MISCELLANEOUS.

         (a) From and after the date of this Agreement, Parent will not, without the prior written consent of the holders of a majority of the number of Registrable Securities then outstanding, enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

         (b) All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Texas.

         (c) All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether expressed or not.

         (d) This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter herein contained.





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         (e)     If any provision of this Agreement is held to be
unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

         (f) This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto.

                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]





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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                           FUTURE PETROLEUM CORPORATION

                                           By: /s/ CARL PRICE
                                              ----------------------------------
                                           Name: Carl Price
                                           Title: President


                                           FUTURE ACQUISITION 1995, LTD.

                                           By:  FUTURE PETROLEUM CORPORATION

                                           By:  /s/ CARL PRICE
                                              ----------------------------------
                                           Name: Carl Price
                                           Title: President


                                           ENERGY CAPITAL INVESTMENT COMPANY
                                           PLC

                                           By: /s/ GARY R. PETERSEN
                                              ----------------------------------
                                           Name: Gary R. Petersen
                                           Title: Director


                                           ENCAP EQUITY 1994 LIMITED
                                           PARTNERSHIP

                                           By:  ENCAP INVESTMENTS L.C.

                                           By: /s/ GARY R. PETERSEN
                                              ----------------------------------
                                           Name:  Gary R. Petersen
                                           Title:  Managing Director



         SIGNATURE PAGE--AGREEMENT OF PARENT